SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     September 3, 2003

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CERTEGY INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325

(State or other Jurisdiction of	(Commission File	(IRS Employer
incorporation or Organization)	Number)	Identification No.)

11720 Amber Park Drive
Suite 600
Alpharetta, Georgia	30004

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (678) 867-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

Certegy Inc. is disclosing updated risk factors and other company information as attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

None.

(c)	Exhibits:

Exhibit No.	Description

99.1	Disclosure of Updated Risk Factors and Other Company Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

	By:	/s/ Michael T. Vollkommer

Michael T. Vollkommer

Corporate Vice President and Chief Financial Officer

Dated: September 3, 2003

Exhibit Index

The following exhibit is being filed with this report:

Exhibit No.	Description

99.1	Disclosure of Updated Risk Factors and Other Company Information